Phunware Announces Appointment of Jeremy Krol to Board of Directors

Appointment Fills Vacant Position on Board of Directors

AUSTIN, Texas – October 22, 2025 – Phunware, Inc. (“Phunware” or the “Company”) (NASDAQ: PHUN), the enterprise cloud platform for mobile that provides products, solutions, data, and services for brands to engage, manage and monetize global audiences, today announced the appointment of Jeremy Krol to its Board of Directors, effective immediately.

Mr. Krol, who served as Phunware’s COO before accepting a position as Interim Chief Executive Officer in July 2025, will continue in that leadership position in addition to joining the Board. Krol began his tenure at Phunware in June 2024 and brings more than 20 years of experience in engineering, finance, and technology startups. Prior to Phunware he served as a startup advisor for Platform Calgary, a technology accelerator hub. He will continue to oversee Phunware’s daily operations, strengthening business and sales initiatives around the existing products and advancing integrations of new technologies.

“We are pleased to welcome Jeremy to Phunware’s Board of Directors,” said Quyen Du, Board Director and Chair of the Company’s Nominating and Corporate Governance Committee. “Jeremy’s strategic insight and deep familiarity with our business and operations remains invaluable in the steer of Phunware, especially as we continue to finesse and execute on our growth plans.”

About Phunware

Phunware, Inc. (NASDAQ: PHUN) is an enterprise software company specializing in mobile app solutions with integrated intelligent capabilities. We provide businesses with the tools to create, implement, and manage custom mobile applications, analytics, digital advertising, and location-based services. Phunware is transforming mobile engagement by delivering scalable, personalized, and data-driven mobile app experiences.

Phunware’s mission is to achieve unparalleled connectivity and monetization through the widespread adoption of Phunware mobile technologies, leveraging brands, consumers, partners, and market participants. Phunware is poised to expand its software products and services audience through new generative AI products and product enhancements which are in development, utilize and monetize its patents and other intellectual property, and focus on serving its enterprise customers and partners.

For more information on Phunware, please visit www.phunware.com.

Safe Harbor / Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” and similar expressions are intended to identify forward-looking statements. For example, Phunware uses forward-looking statements when it discusses the adoption and impact of emerging technologies and their use across mobile engagement platforms.

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Investor Relations Contact:

Chris Tyson, Executive Vice President

MZ Group - MZ North America

949-491-8235

PHUN@mzgroup.us

www.mzgroup.us

Phunware Media Contact:
Joe McGurk, Managing Director
917-259-6895
PHUN@mzgroup.us